Exhibit 10.1

AMENDMENT NO. 2

TO

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2009, is made by and among KEMET CORPORATION, a Delaware corporation, as borrower hereunder (“Borrower”), the Subsidiary Guarantors (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement described below), and K FINANCING, LLC, a Delaware limited liability company, as lender hereunder (“Lender”).

RECITALS

WHEREAS, Borrower and the Subsidiary Guarantors are parties to that certain Amended and Restated Credit Agreement, dated as of June 7, 2009, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of June 21, 2009 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the Subsidiary Guarantors and Lender; and

WHEREAS, the parties desire to amend the Credit Agreement to modify the definition of “Test Period” as it relates to the Consolidated Fixed Charge Coverage Ratio;

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.              Amendment of Section 1.01 of the Credit Agreement.  The definition of “Test Period” in Section 1.01 of the Credit Agreement is hereby amended by deleting the current definition in its entirety and replacing it with the following definition:

“Test Period” shall mean, at any time, the four consecutive fiscal quarters of Borrower then last ended (in each case taken as one accounting period) for which financial statements have been or are required to be delivered pursuant to Section 5.01(a) or Section 5.01(b); provided that (i) for purposes of measuring Minimum Consolidated EBITDA under Section 6.10(a), (x) the Test Period ended September 30, 2009 shall measure Consolidated EBITDA for the two consecutive fiscal quarters of Borrower then ended (taken as one accounting period), and (y) the Test Period ended December 31, 2009 shall measure Consolidated EBITDA for the three consecutive fiscal quarters of Borrower then ended (taken as one accounting period), and (ii) for purposes of measuring the Minimum Fixed Charge Coverage Ratio under Section 6.10(b), (x) the Test Period ended September 30, 2009 shall measure the Consolidated Fixed Charge Coverage Ratio (and all other measurements required for the calculation thereof) for the fiscal quarter of Borrower then ended, (y) the Test Period ended December 31, 2009 shall measure the Consolidated Fixed Charge Coverage Ratio (and all other measurements required for the calculation thereof) for the two consecutive fiscal quarters of Borrower then ended (taken as one accounting period) and (z) the Test Period ended March 31, 2010 shall measure the Consolidated Fixed Charge Coverage Ratio (and all other measurements required for the calculation thereof) for the three consecutive fiscal quarters of Borrower then ended (taken as one accounting period).

Section 2.              Conditions Precedent.  This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a)                   Lender shall have received all of the following, in form and substance satisfactory to Lender:

(i)                                     Amendment Documents.  This Amendment and each other instrument, document or certificate required by the Administrative Agent, duly executed and delivered by Borrower, the Subsidiary Guarantors, Lender and any other person in connection with this Amendment; and

(ii)                                  Additional Information.  Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b)                   The representations and warranties contained herein and in the Loan Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c)                    No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

Section 3.              Representations and Warranties.  Each Loan Party jointly and severally represents and warrants to Lender that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Loan Parties in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

Section 4.              Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.              Reference to Agreement.  Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement.

Section 6.              Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE

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STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 7.              Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.              Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies Lender may have under the Credit Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 9.              Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.            Entire Agreement.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

Section 11.            Ratification by Subsidiary Guarantors.  Each of the Subsidiary Guarantors hereby acknowledges that its consent to this Amendment is not required, but each Subsidiary Guarantor nevertheless hereby agrees and consents to this Amendment and to the documents and agreements referred to herein.  Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor’s Guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor’s Guarantee or any other Loan Document executed by such Subsidiary Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each Subsidiary Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11.  Each Subsidiary Guarantor hereby further acknowledges that Borrower and Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor’s Guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor’s Guarantee.

[The remainder of this page is intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Amended and Restated Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KEMET CORPORATION,
as Borrower

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Executive Vice President and Chief Financial Officer

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

KEMET ELECTRONICS CORPORATION,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Executive Vice President and Chief Financial Officer

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

KEMET SERVICES CORPORATION,
as a Subsidiary Guarantor

By:		/s/ Conrado Hinojosa
	Name:	Conrado Hinojosa
	Title:	President

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

KRC TRADE CORPORATION,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	President

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

THE FOREST ELECTRIC COMPANY,
as a Subsidiary Guarantor

By:		/s/ Charles C. Meeks, Jr.
	Name:	Charles C. Meeks, Jr.
	Title:	President

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

KEMET ELECTRONICS (SUZHOU) CO., LTD.,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Attorney-in-Fact

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

KEMET DE MEXICO, S.A. DE C.V.,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Attorney-in-Fact

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

ARCOTRONICS AMERICA INC.,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Vice President and Treasurer

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

ARCOTRONICS INC.,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Vice President and Treasurer

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

SHANGHAI ARCOTRONICS COMPONENTS &MACHINERIES CO. LTD.,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Attorney-in-Fact

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

NANTONG EVOX RIFA ELECTROLYTICS CO. LTD.,
as a Subsidiary Guarantor

By:		/s/ William M. Lowe, Jr.
	Name:	William M. Lowe, Jr.
	Title:	Attorney-in-Fact

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

PT EVOX RIFA INDONESIA,
as a Subsidiary Guarantor

By:		/s/ Wee Cheng Hoon .
	Name:	Wee Cheng Hoon
	Title:	Director

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET

K FINANCING, LLC,
as Lender

By:		/s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	Vice President

(Signature Page to Amendment No. 2 to Credit Agreement)	KEMET